FIRST AMENDMENT TO THIRD CONSENT AND AMENDMENT

         This First Amendment to Third Consent and Amendment (the "First Amendment") is dated as of September 30, 2003, among GFSI, Inc., a Delaware corporation ("Borrower"), GFSI Holdings, Inc., a Delaware corporation ("Holdings"), each of the financial institutions a party to hereto (such financial institutions, together with their successors and assigns, are referred to in this First Amendment each individually as a "Lender" and collectively as the "Lenders"), and Bank of America, N.A., as agent for the Lenders (in its capacity as agent, the "Agent"). Capitalized terms that are used in this Consent and Amendment but are not otherwise defined in this Consent and Amendment have the meanings ascribed to them in the Credit Agreement and the Third Consent and Amendment (as each are defined below).

                                   Recitals

         1. Borrower, Holdings, the Lenders and the Agent entered into the Credit Agreement dated as of March 28, 2002 (as it has been or may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Credit Agreement")

         2. Borrower, Holdings, the Lenders and the Agent entered into the Third Consent and Amendment dated as of September 8, 2003 (the "Third Consent and Amendment") in connection with the 2003 Recapitalization Transactions.

         3. In connection with the 2003 Recapitalization Transactions, Borrower and Holdings have further requested that the Lenders and Agent execute and deliver this First Amendment.

                                   Agreement

         Therefore, in consideration of the mutual execution of this First Amendment and other good and valuable consideration, the parties to this First Amendment agree as follows:

         1. Paragraph 3 of the Recitals to the Third Consent and Amendment is hereby deleted in its entirety and replaced with the following:

                  3. Borrower is borrowing up to $12.5 million from the Lenders under the Credit Agreement. Borrower is using the proceeds of this loan to purchase Notes from Jefferies (as described in paragraph 1 above) and pay the 2003 Transaction Expenses (as described in paragraph 9 below). Borrower will hold these Notes as an investment and pledge them as additional Collateral under the Credit Agreement.

         2. Section 2 of the Third Consent and Amendment is hereby deleted in its entirety and replaced with the following:

                  2. Amendment Fee. Borrower will pay to Agent, for the ratable benefit of Lenders, an amendment fee in an amount equal to $180,000 (the "Amendment Fee"), which fee will be fully earned on the


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         date of this Consent and Amendment and payable on the date on which
         Borrower purchases any portion of the Notes. The Agent and the Lenders agree that Borrower's obligation to pay this Amendment Fee will be waived if Borrower fails to purchase any Notes on or before December 31, 2003.

                  Notwithstanding the foregoing, if the Stated Termination Date is extended to January 15, 2006, and Borrower has not otherwise paid the Amendment Fee because Borrower has not purchased any Notes, Borrower acknowledges and agrees:

                  (a) that it will immediately pay an extension fee in an amount that is mutually acceptable to Borrower, Agent and Lenders, and

                  (b) that the extension will not become effective until Borrower pays this fee.

         3. Section 3(b) of the Third Consent and Amendment is hereby deleted in its entirety and replaced with the following:

                  (b) Notwithstanding the provisions of Sections 6.22 and 7.25 of the Credit Agreement that limit Borrower's use of the proceeds of the Loans to certain specified uses, Lenders and Agent consent and agree to Borrower's use of proceeds of the Loans in an aggregate amount not to exceed $12,500,000 for Borrower's purchase of Notes and for the payment of the 2003 Transaction Expenses; provided, that:

                           (i) Borrower's use of the proceeds of the Loans to
                  purchase the Notes occurs no later than December 31, 2003, and

                           (ii) Borrower is responsible for no more than 50%
                  of the total funds that Borrower and Gearcap, in the aggregate, use to purchase Notes and pay 2003 Transaction Expenses in connection with the 2003 Recapitalization Transactions.

         4. Section 3(e)(i)(B) of the Third Consent and Amendment is hereby deleted in its entirety and replaced with the following:

                                    (B) Borrower uses no more than $12,500,000
                           in the aggregate of the proceeds of the Loans to acquire such Notes and pay 2003 Transaction Expenses, and

         5. Miscellaneous. All references in the Third Consent and Amendment to the "Consent and Amendment" will be deemed to include this First Amendment and the terms contained in this First Amendment. Except as amended by this First Amendment or otherwise inconsistent with the terms of this First Amendment, all terms and conditions of the Third Consent and Amendment remain in full force and effect in accordance with its terms. This First Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same amendatory instrument. Any of the parties to


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this First Amendment may execute this First Amendment by signing any such counterpart and sending it by telecopier, mail messenger or courier to the Agent or the Agent's counsel. The parties intend that this First Amendment be interpreted, and the rights and liabilities of the parties to this First Amendment be determined, under the internal laws (as opposed to the conflict of laws provisions) of Illinois; but the Agent and the Lenders retain all rights arising under federal law.



































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         IN WITNESS WHEREOF, the parties to this First Amendment have caused it to be duly executed as of the day and year first above written.

                                            "BORROWER"

                                            GFSI, Inc.

                                            By:   /s/ Larry Graveel
                                                 -----------------------------
                                                 Larry Graveel, President


                                            "HOLDINGS"

                                            GFSI Holdings, Inc.

                                            By:   /s/ Larry Graveel
                                                 -----------------------------
                                                 Larry Graveel, President

























[This is one of the signature pages to the First Amendment to Third Consent and Amendment dated as of September 30, 2003.]



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                                            EVENT 1, INC.

                                            By: /s/ Larry Graveel
                                               -------------------------------
                                               Larry Graveel, President


                                            CC PRODUCTS, INC.

                                            By:  /s/ Larry Graveel
                                               -------------------------------
                                               Larry Graveel, President






























[This is one of the signature pages to the First Amendment to Third Consent and Amendment dated as of September 30, 2003.]



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                                           "AGENT"

                                           BANK OF AMERICA, N.A., as the Agent

                                           By:  /s/ Dan Jelaca
                                               ------------------------------
                                               Dan Jelaca, Vice President




                                           "LENDERS"

                                           BANK OF AMERICA, N.A., as a Lender

                                           By:  /s/ Dan Jelaca
                                               ------------------------------
                                               Dan Jelaca, Vice President


























[This is one of the signature pages to the First Amendment to Third Consent and Amendment dated as of September 30, 2003.]


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



                                            THE CIT GROUP/COMMERCIAL
                                            SERVICES, INC., as a Lender

                                            By:  /s/ James K. Harris
                                                ------------------------------
                                                James K. Harris, Vice President































[This is one of the signature pages to the First Amendment to Third Consent and Amendment dated as of September ___, 2003.]



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                                            U.S. BANK NATIONAL
                                            ASSOCIATION, as a Lender


                                            By: /s/ Thomas Visconti
                                               -------------------------------

                                               Thomas Visconti, Vice President

























[This is one of the signature pages to the First Amendment to Third Consent and Amendment dated as of September 30, 2003.]



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                           Reaffirmation of Guaranty
                           -------------------------

         The undersigned Guarantor acknowledges receipt of a copy of this First Amendment to Third Consent and Amendment, and reaffirms the Guaranty dated March 28, 2002, between GFSI Holdings, Inc. and Agent.



                                            GFSI Holdings, Inc.

                                            By: /s/ Larry Graveel
                                                --------------------------
                                                  Larry Graveel, President

































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